UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 9, 2021 (June 4, 2021)

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

Spinco Term Loan

On June 4, 2021 (the “Effective Date”), Magallanes, Inc. (“Spinco”), a Delaware corporation and wholly owned subsidiary of AT&T Inc. (the “Company”), entered into a $10 billion Term Loan Credit Agreement (the “Spinco Term Loan”) with JPMorgan Chase Bank, N.A., as agent, and a syndicate of lenders. In connection with the entry into the Spinco Term Loan, the “Tranche 2 Commitments” in the aggregate amount of $10 billion under the $41.5 billion commitment letter, dated as of May 17, 2021 (the “Bridge Commitment Letter”), among Spinco, the lenders named therein and JPMorgan Chase Bank, N.A., as agent, have been reduced to zero. The “Tranche 1 Commitments” under the Bridge Commitment Letter in the aggregate amount of $31.5 billion remain in effect.

In the event advances are made under the Spinco Term Loan, those advances would be used solely to finance a portion of the cash distribution by Spinco to the Company in connection with a transaction pursuant to which the Company will transfer the business, operations and activities that constitute the WarnerMedia segment of the Company (the “Spinoff Business”), subject to certain exceptions, to Spinco (the “Separation”) and pay fees and expenses related to the Separation and certain other transactions relating to the Separation, including (i) a distribution by the Company to its stockholders of the shares of common stock, par value $0.01 per share, of Spinco held by the Company by way of either a pro rata dividend or an exchange offer (the “Distribution”) and, after the Distribution and (ii) a merger of Drake Subsidiary, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Discovery, Inc., a Delaware corporation (“Discovery”), with and into Spinco, with Spinco as the surviving entity and a wholly owned subsidiary of Discovery (the “Combination” and, together with the Separation and Distribution and the other related transactions as previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 20, 2021, collectively, the “Transactions”).

Under the Spinco Term Loan, there are two tranches (Tranche 1 and Tranche 2) of commitments in an aggregate amount of $3 billion and $7 billion, respectively.

The obligations of the lenders under the Spinco Term Loan to provide advances will terminate on the earliest of (i) the termination of the Agreement and Plan of Merger, dated May 17, 2021 (the “Merger Agreement”), by and among the Company, Spinco, Discovery, and Merger Sub in accordance with its terms, (ii) July 15, 2023, (iii) the consummation of the Distribution with or without the funding of the loans under the Spinco Term Loan (after giving effect to any such loans funded) and (iv) the date of termination in full of the Tranche 1 commitments and Tranche 2 commitments pursuant to the terms of the Spinco Term Loan (the period from the Effective Date to such termination date, the “Availability Period”).

Advances would bear interest, at Spinco’s option, either:

•

at a variable annual rate equal to: (1) the highest of (a) 0.5% per annum above the federal funds rate (b) the prime rate quoted by The Wall Street Journal, and (c) the London interbank offered rate applicable to dollars for an interest period of one month plus 1.00%, plus (2) an applicable margin, as set forth in the Spinco Term Loan (the “Applicable Margin for Base Rate Advances”); or

•

at a rate equal to: (i) the London interbank offered rate applicable to dollars for an interest period of one, three or six months, as applicable (the “LIBO Screen Rate”), or, if the LIBO Screen Rate is not available, an interpolated rate determined by the agent pursuant to the Spinco Term Loan (the “LIBO Interpolated Rate” and, together with the LIBO Screen Rate, as applicable, the “LIBO Rate”) for the applicable interest period, plus (ii) an applicable margin, as set forth in the Spinco Term Loan (the “Applicable Margin for Eurocurrency Rate Advances” and, together with the Applicable Margin for Base Rate Advances, the “Applicable Margin”).

The Applicable Margin for Eurocurrency Rate Advances of the Tranche 1 loans will be 0.750% to 1.500% per annum depending on Spinco’s unsecured long-term debt ratings (the “Debt Ratings”). The Applicable Margin for Eurocurrency Rate Advances of the Tranche 2 loans will be 0.875% to 1.625% per annum depending on the Debt Ratings. The Applicable Margin for Base Rate Advances will be equal to the greater of (x) 0.00% and (y) the relevant Applicable Margin for Eurocurrency Rate Advances minus 1.00% per annum, depending on the Debt Ratings.

Commencing on August 15, 2021, Company will also pay a ticking fee (“Ticking Fee”) of 0.075% to 0.275% of the commitment amount per annum, depending on the Debt Ratings, until the end of the Availability Period.

In the event the Debt Ratings are split by S&P and Moody’s, then the Applicable Margin and Ticking Fee (collectively, the “Applicable Rates”) will be determined by the higher of the two ratings, except that in the event the lower of such ratings is more than one level below the higher of such ratings, then the Applicable Rates will be determined based on the level that is one level below the higher of such ratings. In the event that Spinco has only one Debt Rating by S&P or Moody’s, the Applicable Rates will be determined based the level that is one level lower than that of such Debt Rating.

The availability of advances under the Spinco Term Loan are conditioned on the following (the first date all the following conditions are satisfied or waived, the “Closing Date”):

•

the delivery of an officer’s certificate from Spinco certifying that (a) the conditions to the Combination set forth in the Merger Agreement and conditions to the Contribution and Distribution set forth in the Contribution and Distribution set forth in the Separation and Distribution Agreement, dated May 17, 2021 (the “Separation Agreement”), by and among the Company, Spinco and Discovery, in each case, other than such conditions that by their nature are to be satisfied upon the closing of such transaction, have been satisfied or waived or are expected to be satisfied and waived on the Closing Date or one business day thereafter;

•	the absence of a material adverse effect of Discovery;

•	payment of fees and expenses due under the Spinco Term Loan;

•	delivery of certain historical and pro forma financial information of the Spinoff Business and Discovery;

•	the absence of material breaches of certain representations and warranties under the Spinco Term Loan and the Merger Agreement; and

•	certain customary documentation requirements.

The outstanding aggregate principal amount of any Tranche 1 loans made to Spinco will be due and payable 18 months after the Closing Date. The outstanding aggregate principal amount of any Tranche 2 loans made to Spinco will be due and payable 3 years after the Closing Date.

The Spinco Term Loan contains certain representations and warranties and covenants, including limitations on liens, investments, indebtedness, dispositions, transactions with affiliates, dividends and other restricted payments and certain burdensome agreements and financial maintenance covenants that Spinco will maintain (i) a consolidated interest coverage ratio (as defined in the Spinco Term Loan) of no less than 3.00 to 1.00 and (ii) a consolidated leverage ratio (as defined in the Spinco Term Loan) of (a) from and after the last day of the first full fiscal quarter following the Closing Date to the measurement period (as defined the Spinco Term Loan) ending on the last day of the first full fiscal quarter after the first anniversary of the Closing Date, no more than 5.75 to 1.00, (b) from and after the measurement period ending on the last day of the first full fiscal quarter after the first anniversary of the Closing Date to the measurement period ending on the last day of the first full quarter after the second anniversary of the Closing Date, 5.0:1.00 and (c) thereafter, 4.50:1.00.

Events of default under the Spinco Term Loan, which, if occurring after the advances are made, would result in the acceleration of or permit the lenders to accelerate, as applicable, required payment under the Spinco Term Loan, include, among others, nonpayment of principal, interest or other amounts, failure to perform covenants, inaccuracy of representations or warranties in any material respect, cross-defaults with other material indebtedness, certain undischarged judgments, the occurrence of certain ERISA or bankruptcy or insolvency events, inability to pay debts or attachments or the occurrence of a change in control (as defined in the Spinco Term Loan) or a material provision of the Spinco Term Loan ceases to be in effect.

Prior to the closing date, only a bankruptcy or insolvency event of default with respect to Spinco would permit the lenders to terminate their commitments under the Spinco Term Loan.

The description of the Spinco Term Loan contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Spinco Term Loan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 1 to the Term Loan Credit Agreement

On June 4, 2021, the Company entered into the first amendment (the “Term Loan Amendment”) to the Term Loan Credit Agreement, dated as of January 29, 2021, with Bank of America, N.A., as agent (as amended by the Amendment, the “Term Loan”), as previously disclosed on our Current Reports on Form 8-K, filed by the Company with the Securities and Exchange Commission on February 1, 2021 and March 23, 2021.

The Term Loan Amendment carves out DIRECTV Entertainment Holdings LLC (“New DTV”) and its subsidiaries after the closing of the transaction (the “DTV Transaction”) contemplated by the Contribution Agreement (the “Contribution Agreement’), as previously disclosed on our Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on February 25, 2021, from being subsidiaries under the Term Loan. The Term Loan Amendment also permits certain liens that may be incurred in connection with the DTV Transaction. The Term Loan Amendment also amends the net debt-to-EBITDA financial ratio that the Company is required to maintain from 3.5 to 1.0 to 4.0 to 1.0; provided that if the Contribution Agreement is terminated at any time in accordance with its terms prior to the consummation of the DTV Transaction, the ratio of 3.5 to 1 will apply to any fiscal quarter ended on or after the date of such termination.

Amendment No. 1 to the Revolving Credit Agreement

On June 4, 2021, the Company entered into the first amendment (the “Revolving Credit Agreement Amendment”) to the $7.5 billion Amended and Restated Credit Agreement, dated as of November 17, 2020, with Citibank, N.A., as agent (as amended by the Amendment, the “Revolving Credit Agreement”).

The Revolving Credit Agreement Amendment carves out New DTV and its subsidiaries after the closing of the DTV Transaction contemplated by the Contribution Agreement, from being subsidiaries under the Revolving Credit Agreement. The Revolving Credit Agreement Amendment also permits certain liens that may be incurred in connection with the DTV Transaction. The Revolving Credit Agreement Amendment also amends the net debt-to-EBITDA financial ratio that the Company is required to maintain from 3.5 to 1.0 to 4.0 to 1.0 for any fiscal quarter ended on or before the last day of the eighth fiscal quarter ending after the Contribution Agreement closing date and 3.5 to 1 for any fiscal quarter thereafter; provided that if the Contribution Agreement is terminated at any time in accordance with its terms prior to the consummation of the DTV Transaction, the ratio of 3.5 to 1 will apply to any fiscal quarter ended on or after the date of such termination.

Amendment No. 2 to the Five Year Credit Agreement

On June 4, 2021, the Company entered into the second amendment (the “Five Year Credit Agreement Amendment”) to the $7.5 billion Five Year Credit Agreement, dated as of December 11, 2018, with Citibank, N.A., as agent (as amended by the Amendment, the “Five Year Credit Agreement”).

The Five Year Credit Agreement Amendment carves out New DTV and its subsidiaries after the closing of the DTV Transaction contemplated by the Contribution Agreement, from being subsidiaries under the Five Year Credit Agreement. The Five Year Credit Agreement Amendment also permits certain liens that may be incurred in connection with the DTV Transaction. The Five Year Credit Agreement Amendment also amends the net debt-to-EBITDA financial ratio that the Company is required to maintain from 3.5 to 1.0 to 4.0 to 1.0 for any fiscal quarter ended on or before the last day of the eighth fiscal quarter ending after the Contribution Agreement closing date and 3.5 to 1 for any fiscal quarter thereafter; provided that if the Contribution Agreement is terminated at any time in accordance with its terms prior to the consummation of the DTV Transaction, the ratio of 3.5 to 1 will apply to any fiscal quarter ended on or after the date of such termination.

The description of the Term Loan Amendment, the Revolving Credit Agreement Amendment and the Five Year Credit Agreement Amendment (together, the “Amendments”) contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Amendments, which are attached hereto as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information set forth in Item 1.01 above is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	$10,000,000,000 Term Loan Credit Agreement, dated as of June 4, 2021, among Magallanes, Inc., the lenders named therein and JPMorgan Chase Bank, N.A., as agent.

10.2	Amendment No. 1, dated as of June 4, 2021, to the Term Loan Credit Agreement, dated as of January 29, 2021, among AT&T Inc., the lenders named therein and Bank of America, N.A., as agent.

10.3	Amendment No. 1, dated as of June 4, 2021, to the $7,500,000,000 Amended and Restated Credit Agreement, dated November 17, 2020, among AT&T, certain lenders named therein and Citibank, N.A., as agent.

10.4	Amendment No. 2, dated as of June 4, 2021, to the $7,500,000,000 Five Year Credit Agreement, dated December 11, 2018, among AT&T, certain lenders named therein and Citibank, N.A., as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: June 9, 2021	By:	/s/ Pascal Desroches
Pascal Desroches
Senior Executive Vice President and Chief Financial Officer